Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of First Quarter 2015 (1)
(Unaudited)

		Actual Results		Guidance as of March 31, 2015
Dollars in thousands, except per share		1Q 2015		2Q 2015	Full-Year 2015
Per Share Metrics
FFO per common share, diluted		$0.43		$0.39 to $0.41	$1.63 to $1.67
FFO as Adjusted per common share, diluted		$0.40		$0.39 to $0.41	$1.61 to $1.65
Adjusted Funds from Operations ("AFFO") per common share, diluted		$0.37		$0.34 to $0.36	$1.44 to $1.48
Dividend declared per share		$0.2775		$0.2775	$1.11 (2)

Same-Store Operating Metrics
Revenue growth		5.1%		--	4.25% to 4.75%
Expense growth		2.5%		--	2.50% to 3.00%
NOI growth		6.2%		--	4.75% to 5.75%
Physical Occupancy		96.7%		--	96.5%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			36,063	128	75.6%
Stabilized, Non-Mature			2,213	6	6.3%
Redevelopment			1,067	2	5.2%
Development, completed (refer to Attachment 9)			613	2	0.3%
Non-Residential / Other			N/A	N/A	1.5%
Joint Venture (includes completed JV developments) (3)			6,696	28	11.1%
Sub-total, completed homes			46,652	166	100%
Under Development			261	1	-
Joint Venture Development			1,173	4	-
Total expected homes (4)			48,086	171	100%

Balance Sheet Metrics (adjusted for non-recurring items)			Market Capitalization
	1Q 2015	1Q 2014		1Q 2015	% of Total
Interest Coverage Ratio	4.09x	3.28x	Total debt	$3,516,669	27.5%
Fixed Charge Coverage Ratio	3.98x	3.20x	Common stock equivalents (5)	9,252,243	72.5%
Leverage Ratio	37.5%	39.9%	Total market capitalization	$12,768,912	100.0%
Net Debt-to-EBITDA	6.4x	7.2x

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2015.
(3) Joint venture NOI is based on UDR's pro rata share. Homes and communities at 100%.
(4) Excludes 218 homes under development at Steele Creek, where we have a participating loan investment as described in Attachment 12.
(5) Based on a common share price of $34.03 at March 31, 2015.

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended
	March 31,
In thousands, except per share amounts	2015	2014
REVENUES:
Rental income	$207,047	$194,352
Joint venture management and other fees (2)	12,706	3,687
Total revenues	219,753	198,039
OPERATING EXPENSES:
Property operating and maintenance	37,250	36,720
Real estate taxes and insurance	26,222	25,431
Property management	5,694	5,345
Other operating expenses	1,766	1,926
Real estate depreciation and amortization	88,777	88,533
Acquisition costs	199	102
General and administrative	11,953	11,892
Casualty-related (recoveries)/charges, net	996	500
Other depreciation and amortization	1,623	1,080
Total operating expenses	174,480	171,529
Operating income	45,273	26,510
Income/(loss) from unconsolidated entities (2)	59,159	(3,565)
Interest expense	(28,800)	(32,884)
Interest and other income/(expense), net	360	1,415
Income/(loss) before income taxes, discontinued operations and gain/(loss) on sale of real estate	75,992	(8,524)
Tax benefit/(provision), net	425	3,329
Income/(loss) from continuing operations	76,417	(5,195)
Income/(loss) from discontinued operations, net of tax	—	(87)
Income/(loss) before gain/(loss) on sale of real estate owned	76,417	(5,282)
Gain/(loss) on sale of real estate owned, net of tax	—	24,294
Net income/(loss)	76,417	19,012
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(2,588)	(647)
Net (income)/loss attributable to noncontrolling interests	(7)	(4)
Net income/(loss) attributable to UDR, Inc.	73,822	18,361
Distributions to preferred stockholders - Series E (Convertible)	(931)	(931)
Net income/(loss) attributable to common stockholders	$72,891	$17,430

Income/(loss) per weighted average common share - basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.28	$0.07
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00
Net income/(loss) attributable to common stockholders	$0.28	$0.07
Income/(loss) per weighted average common share - diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.28	$0.07
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00
Net income/(loss) attributable to common stockholders	$0.28	$0.07
Common distributions declared per share	$0.2775	$0.2600
Weighted average number of common shares outstanding - basic	256,834	250,177
Weighted average number of common shares outstanding - diluted	258,662	251,822

(1) See Attachment 16 for definitions and other terms.
(2) In January 2015, the eight communities held by the Texas joint venture were sold, generating proceeds to UDR of $43.5 million. The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended
	March 31,
In thousands, except per share amounts	2015	2014
Net income/(loss) attributable to UDR, Inc.	$73,822	$18,361
Distributions to preferred stockholders	(931)	(931)
Real estate depreciation and amortization, including discontinued operations	88,777	88,533
Noncontrolling interests	2,595	651
Real estate depreciation and amortization on unconsolidated joint ventures	9,850	10,667
Net (gain)/loss on the sale of unconsolidated depreciable property (2)	(59,073)	—
Net (gain)/loss on the sale of depreciable property, excluding TRS	—	(23,174)
Funds from operations ("FFO"), basic	$115,040	$94,107
Distributions to preferred stockholders - Series E (Convertible)	931	931
FFO, diluted	$115,971	$95,038
FFO per common share, basic	$0.43	$0.36
FFO per common share, diluted	$0.43	$0.36
Weighted average number of common shares and OP Units outstanding - basic	265,999	259,496
Weighted average number of common shares, OP Units, and common stock
equivalents outstanding - diluted	270,863	264,177
Impact of adjustments to FFO:
Acquisition-related costs/(fees), including joint ventures	$199	$102
Texas Joint Venture promote and disposition fee income (2)	(9,633)	—
Long-term incentive plan transition costs	854	—
(Gain)/loss on sale of land	—	(1,120)
Casualty-related (recoveries)/charges, net (3)	996	500
	$(7,584)	$(518)
FFO as Adjusted, diluted	$108,387	$94,520
FFO as Adjusted per common share, diluted	$0.40	$0.36
Recurring capital expenditures	(7,243)	(6,601)
AFFO	$101,144	$87,919
AFFO per common share, diluted	$0.37	$0.33

(1) See Attachment 16 for definitions and other terms.
(2) The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale of eight communities held by the Texas Joint Venture.

(3) 2014 adjustment relates to damages at our Rosebeach community in California as a result of the earthquake in March 2014. 2015 adjustment relates to damage caused by severe snow storms on the east coast in January and February 2015.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets
	March 31,	December 31,
In thousands, except share and per share amounts	2015	2014
ASSETS	(unaudited)	(audited)
Real estate owned:
Real estate held for investment	$8,256,995	$8,205,627
Less: accumulated depreciation	(2,521,958)	(2,434,772)
Real estate held for investment, net	5,735,037	5,770,855
Real estate under development
(net of accumulated depreciation of $142 and $0)	196,511	177,632
Total real estate owned, net of accumulated depreciation	5,931,548	5,948,487
Cash and cash equivalents	6,274	15,224
Restricted cash	23,266	22,340
Deferred financing costs, net	21,676	22,686
Notes receivable, net	15,494	14,369
Investment in and advances to unconsolidated joint ventures, net	763,540	718,226
Other assets	96,713	105,202
Total assets	$6,858,511	$6,846,534
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,370,673	$1,361,529
Unsecured debt	2,145,996	2,221,576
Real estate taxes payable	21,848	15,978
Accrued interest payable	23,460	34,215
Security deposits and prepaid rent	34,624	34,064
Distributions payable	75,129	69,460
Accounts payable, accrued expenses, and other liabilities	63,857	91,282
Total liabilities	3,735,587	3,828,104
Redeemable noncontrolling interests in the OP	311,883	282,480
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,803,812 shares at December 31, 2014)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
258,988,739 shares issued and outstanding (255,114,603 shares at December 31, 2014)	2,590	2,551
Additional paid-in capital	4,334,418	4,223,747
Distributions in excess of net income	(1,557,953)	(1,528,917)
Accumulated other comprehensive income/(loss), net	(15,445)	(8,855)
Total stockholders' equity	2,810,181	2,735,097
Noncontrolling interests	860	853
Total equity	2,811,041	2,735,950
Total liabilities and equity	$6,858,511	$6,846,534

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
				March 31,	December, 31
Common Stock and Equivalents				2015	2014
Common shares (2)				257,800,864	254,114,631
Restricted shares				1,187,875	999,972
Total common stock				258,988,739	255,114,603
Stock options and restricted stock equivalents				695,679	1,052,147
Operating partnership units				7,413,268	7,413,802
Preferred OP units				1,751,671	1,751,671
Convertible preferred Series E stock (3)				3,035,548	3,035,548
Total common stock and equivalents				271,884,905	268,367,771

				1Q 2015 Weighted	1Q 2014 Weighted
Weighted Average Number of Shares Outstanding				Average	Average
Weighted average number of common shares and OP Units outstanding - Basic				265,998,711	259,495,702
Weighted average number of OP Units outstanding				(9,165,129)	(9,318,924)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations				256,833,582	250,176,778

Weighted average number of common shares, OP units, and common stock equivalents outstanding - diluted				270,863,006	264,177,251
Weighted average number of OP Units outstanding				(9,165,129)	(9,318,924)
Weight average number of Series E preferred shares outstanding				(3,035,548)	(3,035,548)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations				258,662,329	251,822,779

		March 31,		December, 31
Market Capitalization, In thousands		2015	% of Total	2014	% of Total
Total debt		$3,516,669	27.5%	$3,583,105	30.2%
Common stock and equivalents ($34.03 at 3/31/15 and $30.82 at 12/31/14)		9,252,243	72.5%	8,271,095	69.8%
Total market capitalization		$12,768,912	100.0%	$11,854,200	100.0%

				Gross	% of
	Number of	1Q 2015 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,122	$99,606	69.4%	$6,194,455	73.3%
Encumbered assets	12,834	43,969	30.6%	2,259,193	26.7%
	39,956	$143,575	100.0%	$8,453,648	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Includes the effect of the ATM issuance of 3.4 million and 3.4 million shares at an average price of $32.29 and $29.95 and a net price of $31.64 and $29.36 during the three and twelve months ended March 31, 2015 and December 31, 2014.

(3) At March 31, 2015 and December 31, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.
Selected Financial Information
(Unaudited)
							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed			$978,440	(1)	27.8%	5.3%	2.8
	Floating			392,233	(2)	11.2%	1.4%	5.4
	Combined			1,370,673		39.0%	4.2%	3.5

Unsecured	Fixed			1,721,996	(3)	48.9%	3.8%	5.4
	Floating			424,000		12.1%	1.1%	2.7
	Combined			2,145,996		61.0%	3.3%	4.9

Total Debt	Fixed			2,700,436		76.7%	4.3%	4.5
	Floating			816,233		23.3%	1.3%	4.0
	Combined			$3,516,669		100.0%	3.6%	4.4

Debt Maturities, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$188,960		$—	$—		$188,960	5.4%	5.9%
2016	143,589	(4)	96,125	—		239,714	6.8%	5.1%
2017	280,333		—	389,000	(5)	669,333	19.0%	2.3%
2018	224,788		648,642	—		873,430	24.9%	3.0%
2019	319,594		—	—		319,594	9.1%	4.4%
2020	90,000		299,956	—		389,956	11.1%	3.8%
2021	—		—	—		—	—	—
2022	—		397,567	—		397,567	11.3%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,680	—		314,680	8.9%	4.0%
Thereafter	27,000		26	—		27,026	0.8%	0.8%
	$1,370,673		$1,756,996	$389,000		$3,516,669	100.0%	3.6%

Debt Maturities With Extensions, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$188,960		$—	$—		$188,960	5.4%	5.9%
2016	72,913		96,125	—		169,038	4.8%	4.8%
2017	351,009		—	—		351,009	10.0%	4.4%
2018	224,788		648,642	389,000	(5)	1,262,430	35.9%	2.4%
2019	319,594		—	—		319,594	9.1%	4.4%
2020	90,000		299,956	—		389,956	11.1%	3.8%
2021	—		—	—		—	—	—
2022	—		397,567	—		397,567	11.3%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,680	—		314,680	8.9%	4.0%
Thereafter	27,000		26	—		27,026	0.8%	0.8%
	$1,370,673		$1,756,996	$389,000		$3,516,669	100.0%	3.6%

(1) Includes $50 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 4.0%.
(2) Includes $289.5 million of debt with a weighted average interest cap of 8.0% on the underlying index.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 1.6%.
(4) Includes $70.7 million of financing with a one year extension at UDR's option.
(5) UDR's $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 100 basis points and a facility fee of 15 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
			Quarter Ended
Coverage Ratios			March 31, 2015
Net income/(loss) attributable to UDR, Inc.			$73,822
Adjustments (includes continuing and discontinued operations):
Interest expense			28,800
Real estate depreciation and amortization			88,777
Real estate depreciation and amortization on unconsolidated joint ventures			9,850
Other depreciation and amortization			1,623
Noncontrolling interests			2,595
Income tax expense/(benefit)			(425)
EBITDA			$205,042
Net (gain)/loss on the sale of unconsolidated depreciable property			(59,073)
Texas Joint Venture promote and disposition fee income			(9,633)
Acquisition-related costs/(fees), including joint ventures			199
Casualty-related (recoveries)/charges, net			996
EBITDA - adjusted for non-recurring items			$137,531

Annualized EBITDA - adjusted for non-recurring items			$550,124
Interest expense			$28,800
Capitalized interest expense			4,839
Total interest			$33,639
Preferred dividends			$931

Total debt			$3,516,669
Cash			6,274
Net debt			$3,510,395
Interest Coverage Ratio			6.10	x
Fixed Charge Coverage Ratio			5.93	x
Interest Coverage Ratio - adjusted for non-recurring items			4.09	x
Fixed Charge Coverage Ratio - adjusted for non-recurring items			3.98	x
Net Debt-to-EBITDA, adjusted for non-recurring items			6.4	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	37.6%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	3.2	Yes
Maximum Secured Debt Ratio	≤40.0%	18.5%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	331.3%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	37.6%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	4.2	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	14.6%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	293.5%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa1	Baa2	Stable
Standard & Poor's	BBB	BB+	Positive

(1) See Attachment 16 for definitions and other terms.
(2) As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(3) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Same-Store Communities	36,063	$173,480	$170,923	$170,708	$168,298	$165,083
Stabilized, Non-Mature Communities	2,213	14,640	14,279	12,021	9,465	7,011
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	1,067	12,476	12,380	12,119	11,027	10,827
Development Communities	613	1,795	685	23	1	1
Non-Residential / Other (2)	—	4,656	4,634	4,776	4,332	3,854
Total	39,956	$207,047	$202,901	$199,647	$193,123	$186,776
Expenses
Same-Store Communities		$51,315	$49,533	$52,110	$49,634	$50,064
Stabilized, Non-Mature Communities		4,389	4,191	3,858	3,459	3,107
Acquired Communities		—	—	—	—	—
Redevelopment Communities		4,013	4,066	4,043	3,923	3,858
Development Communities		1,340	1,043	590	131	19
Non-Residential / Other (2)		2,415	2,147	1,662	568	2,210
Total		$63,472	$60,980	$62,263	$57,715	$59,258
Net Operating Income
Same-Store Communities		$122,165	$121,390	$118,598	$118,664	$115,019
Stabilized, Non-Mature Communities		10,251	10,088	8,163	6,006	3,904
Acquired Communities		—	—	—	—	—
Redevelopment Communities		8,463	8,314	8,076	7,104	6,969
Development Communities		455	(358)	(567)	(130)	(18)
Non-Residential / Other (2)		2,241	2,487	3,114	3,764	1,644
Total		$143,575	$141,921	$137,384	$135,408	$127,518
Operating Margin
Same-Store Communities		70.4%	71.0%	69.5%	70.5%	69.7%
Average Physical Occupancy
Same-Store Communities		96.7%	96.7%	96.8%	96.8%	96.1%
Stabilized, Non-Mature Communities		94.8%	94.7%	91.9%	74.6%	64.9%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		96.6%	97.1%	96.3%	90.8%	87.8%
Development Communities		57.7%	39.8%	20.7%	—	—
Other (3)		—	—	90.1%	86.7%	89.0%
Total		96.2%	95.6%	96.3%	95.2%	94.3%
Return on Invested Capital
Same-Store Communities		7.5%	7.3%	7.3%	7.3%	7.2%
Sold and Held for Disposition Communities
Revenue		$—	$3,203	$3,940	$7,836	$7,576
Expenses		—	1,133	1,520	2,841	2,893
Net Operating Income/(loss)		$—	$2,070	$2,420	$4,995	$4,683
Total	39,956	$143,575	$143,991	$139,804	$140,403	$132,201
Discontinued Operations (4)
Revenues		$—	$—	$21	$78	$48
Expenses		—	—	11	89	125
Net Operating Income/(loss)		$—	$—	$10	$(11)	$(77)

(1) See Attachment 16 for definition and other terms.
(2) Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations.
(3) Includes occupancy of Sold and Held for Disposition Communities and Discontinued Operations.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. 2014 activity included in discontinued operations is related to Grandview, a commercial property classified as held for sale prior to the adoption of the new accounting standard, which was sold in July 2014.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information (1)
(Dollars in Thousands)
(Unaudited)

	% of 1Q 2015
	SS Operating
Year-Over-Year Comparison	Expenses	1Q 2015	1Q 2014	% Change
Real estate taxes	34.8%	$17,841	$17,282	3.2%
Personnel	23.9%	12,253	11,761	4.2%
Utilities	17.5%	8,977	8,749	2.6%
Repair and maintenance	13.2%	6,787	6,766	0.3%
Administrative and marketing	6.3%	3,245	3,126	3.8%
Insurance	4.3%	2,212	2,380	-7.1%
Same-Store operating expenses	100.0%	$51,315	$50,064	2.5%
Same-Store Homes	36,063

	% of 1Q 2015
	SS Operating
Sequential Comparison	Expenses	1Q 2015	4Q 2014	% Change
Real estate taxes	34.8%	$17,841	$16,808	6.1%
Personnel	23.9%	12,253	12,225	0.2%
Utilities	17.5%	8,977	7,633	17.6%
Repair and maintenance	13.2%	6,787	7,142	-5.0%
Administrative and marketing	6.3%	3,245	3,303	-1.8%
Insurance	4.3%	2,212	2,422	-8.7%
Same-Store operating expenses	100.0%	$51,315	$49,533	3.6%
Same-Store Homes	36,063

(1) See Attachment 16 for definitions and other terms.

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
March 31, 2015
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	3,757	1,284	173	5,214	—	5,214
San Francisco, CA	2,108	315	328	2,751	—	2,751
Seattle, WA	1,727	358	—	2,085	555	2,640
Los Angeles, CA	1,225	—	—	1,225	151	1,376
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	875	—	—	875	571	1,446
Portland, OR	716	—	—	716	—	716
	11,973	1,957	501	14,431	1,277	15,708
Mid-Atlantic Region
Metropolitan DC	4,568	256	332	5,156	874	6,030
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	846	—	—	846	—	846
Other Mid-Atlantic	168	—	—	168	—	168
	9,241	256	332	9,829	1,253	11,082
Southeast Region
Tampa, FL	2,775	—	—	2,775	—	2,775
Orlando, FL	2,796	—	—	2,796	—	2,796
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	8,467	—	—	8,467	—	8,467
Northeast Region
New York, NY	1,205	—	739	1,944	710	2,654
Boston, MA	1,179	—	108	1,287	1,302	2,589
Philadelphia, PA	—	—	—	—	290	290
	2,384	—	847	3,231	2,302	5,533
Southwest Region
Dallas, TX	2,725	—	—	2,725	1,382	4,107
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	223	223
	3,998	—	—	3,998	1,864	5,862
Totals	36,063	2,213	1,680	39,956	6,696	46,652

Communities	128	6	4	138	28	166

Total Homes (incl. joint ventures) (4)			46,652
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			261
Current Pipeline Joint Venture (6)			1,173
Total expected homes (including development)			48,086

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other, Sold, and Held for Disposition categories on Attachment 5. Excludes development homes not yet completed.
(4) Represents joint venture homes at 100 percent. See Attachment 12 for UDR's joint venture and partnership ownership interests.
(5) See Attachment 9 for detail of our development communities.
(6) Represents joint venture homes at 100 percent. See Attachment 9 for UDR's development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
March 31, 2015
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of	Same-Store			# of	Same-Store
Community	Category	Homes	Date (2)	Community	Category	Homes	Date (2)
West Region				Mid-Atlantic Region
Orange County, CA				Metropolitan D.C.
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964	3Q15	Domain College Park	Stabilized, Non-Mature	256	4Q15
Los Alisos	Stabilized, Non-Mature	320	1Q16	DelRay Tower	Development	332	4Q16
Beach & Ocean	Development	173	3Q16
				Northeast Region
San Francisco, CA				New York, NY
Channel @ Mission Bay	Stabilized, Non-Mature	315	3Q15	View 34	Redevelopment	739	1Q16
2000 Post	Redevelopment	328	1Q17
				Boston, MA
Seattle, WA				100 Pier 4	Development	108	2Q17
Lightbox	Stabilized, Non-Mature	162	2Q16
Waterscape	Stabilized, Non-Mature	196	1Q16

				Total		3,893

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of				# of
Date & Community	Category	Homes		Date & Community	Category	Homes
3Q15				3Q16
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964		Beach & Ocean	Development	173
Channel @ Mission Bay	Stabilized, Non-Mature	315
				4Q16
4Q15				DelRay Tower	Development	332
Domain College Park	Stabilized, Non-Mature	256
				1Q17
1Q16				2000 Post	Redevelopment	328
Los Alisos	Stabilized, Non-Mature	320
Waterscape	Stabilized, Non-Mature	196		2Q17
View 34	Redevelopment	739		100 Pier 4	Development	108

2Q16
Lightbox	Stabilized, Non-Mature	162		Total		3,893

Summary of Non-Mature Home Activity

	Stabilized, Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at December 31, 2014	2,453	162	739	825	4,179
Lightbox	162	(162)	—	—	—
Capitol View on 14th	(255)	—	—	—	(255)
The Residences at Bella Terra	(467)	—	—	—	(467)
Los Alisos	320	—	—	(320)	—
2000 Post	—	—	328	—	328
100 Pier 4	—	—	—	108	108	(3)
Non-Mature Homes at March 31, 2015	2,213	—	1,067	613	3,893

(1) See Attachment 16 for definitions and other terms.
(2) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3) 108 homes were completed at 100 Pier 4 in 1Q15.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
March 31, 2015
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
Orange County, CA	$1,867	$2,046	$1,921	$1,912	$—	$1,912
San Francisco, CA	2,890	4,330	3,217	3,091	—	3,091
Seattle, WA	1,791	1,849	—	1,801	3,328	1,979
Los Angeles, CA	2,393	—	—	2,393	3,885	2,479
Monterey Peninsula, CA	1,266	—	—	1,266	—	1,266
Other Southern CA	1,608	—	—	1,608	2,819	1,905
Portland, OR	1,249	—	—	1,249	—	1,249
Mid-Atlantic Region
Metropolitan DC	1,893	1,917	1,913	1,895	2,748	1,943
Baltimore, MD	1,477	—	—	1,477	1,774	1,500
Richmond, VA	1,224	—	—	1,224	—	1,224
Norfolk, VA	1,063	—	—	1,063	—	1,063
Other Mid-Atlantic	1,010	—	—	1,010	—	1,010
Southeast Region
Tampa, FL	1,157	—	—	1,157	—	1,157
Orlando, FL	1,079	—	—	1,079	—	1,079
Nashville, TN	1,085	—	—	1,085	—	1,085
Other Florida	1,401	—	—	1,401	—	1,401
Northeast Region
New York, NY	3,712	—	4,399	3,970	4,623	4,070
Boston, MA	2,286	—	3,056	2,274	2,303	2,284
Philadelphia, PA	—	—	—	—	3,146	3,146
Southwest Region
Dallas, TX	1,162	—	—	1,162	1,779	1,284
Austin, TX	1,318	—	—	1,318	4,283	1,584
Other Southwest	—	—	—	—	3,045	3,045
Weighted Average	$1,659	$2,327	$3,529	$1,761	$2,774	$1,836

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's pro-rata ownership interests. See Attachment 12 for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
March 31, 2015
(Dollars in Thousands)
(Unaudited)

	Three Months Ended March 31, 2015
			Pro-Rata
	Same-Store	Non Same-Store (2)	Share of JVs (3)	Total
Net Operating Income	$122,165	$21,410	$17,954	$161,529

	Three Months Ended March 31, 2015			Three Months Ended March 31, 2015
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	12.4%	13.0%	Tampa, FL	5.0%	3.7%
San Francisco, CA	11.1%	11.7%	Orlando, FL	4.9%	3.7%
Seattle, WA	5.3%	6.5%	Nashville, TN	4.0%	3.0%
Los Angeles, CA	4.9%	4.1%	Other Florida	1.4%	1.0%
Monterey Peninsula, CA	3.4%	2.5%		15.3%	11.4%
Other Southern CA	2.5%	2.8%	Northeast Region
Portland, OR	1.6%	1.2%	New York, NY	8.4%	13.1%
	41.2%	41.8%	Boston, MA	4.4%	5.0%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				12.8%	18.9%
Metropolitan DC	13.9%	12.5%	Southwest Region
Baltimore, MD	5.7%	4.7%	Dallas, TX	4.7%	4.7%
Richmond, VA	2.9%	2.1%	Austin, TX	2.0%	2.3%
Norfolk, VA	1.3%	1.0%	Other Southwest	0.0%	0.4%
Other Mid-Atlantic	0.2%	0.2%		6.7%	7.4%
	24.0%	20.5%
			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold, Held for Disposition Communities and Discontinued Operations.
(3) Includes UDR's pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
March 31, 2015
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 2015 NOI	1Q 15	1Q 14	Change	1Q 15	1Q 14	Change
West Region
Orange County, CA	3,757	12.4%	96.1%	94.7%	1.4%	$1,867	$1,790	4.3%
San Francisco, CA	2,108	11.1%	97.3%	96.7%	0.6%	2,890	2,668	8.3%
Seattle, WA	1,727	5.3%	97.3%	97.2%	0.1%	1,791	1,685	6.3%
Los Angeles, CA	1,225	4.9%	95.0%	95.2%	-0.2%	2,393	2,300	4.0%
Monterey Peninsula, CA	1,565	3.4%	97.1%	91.6%	5.5%	1,266	1,181	7.2%
Other Southern CA	875	2.5%	96.5%	95.1%	1.4%	1,608	1,517	6.0%
Portland, OR	716	1.6%	98.1%	97.7%	0.4%	1,249	1,163	7.4%
	11,973	41.2%	96.6%	95.3%	1.3%	1,957	1,849	5.9%
Mid-Atlantic Region
Metropolitan DC	4,568	13.9%	96.7%	96.5%	0.2%	1,893	1,862	1.7%
Baltimore, MD	2,301	5.7%	97.0%	96.5%	0.5%	1,477	1,458	1.3%
Richmond, VA	1,358	2.9%	95.9%	96.8%	-0.9%	1,224	1,204	1.7%
Norfolk, VA	846	1.3%	94.6%	94.3%	0.3%	1,063	1,035	2.7%
Other Mid-Atlantic	168	0.2%	94.7%	97.0%	-2.3%	1,010	990	2.0%
	9,241	24.0%	96.4%	96.3%	0.1%	1,601	1,576	1.6%
Southeast Region
Tampa, FL	2,775	5.0%	97.1%	96.5%	0.6%	1,157	1,108	4.4%
Orlando, FL	2,796	4.9%	96.6%	96.7%	-0.1%	1,079	1,023	5.5%
Nashville, TN	2,260	4.0%	97.1%	97.1%	0.0%	1,085	1,037	4.6%
Other Florida	636	1.4%	96.8%	96.6%	0.2%	1,401	1,342	4.4%
	8,467	15.3%	96.9%	96.7%	0.2%	1,130	1,078	4.7%
Northeast Region
New York, NY	1,205	8.4%	97.9%	97.6%	0.3%	3,712	3,532	5.1%
Boston, MA	1,179	4.4%	95.9%	95.9%	0.0%	2,286	2,165	5.6%
	2,384	12.8%	96.9%	96.8%	0.1%	3,014	2,862	5.3%
Southwest Region
Dallas, TX	2,725	4.7%	97.1%	96.6%	0.5%	1,162	1,119	3.8%
Austin, TX	1,273	2.0%	97.0%	96.7%	0.3%	1,318	1,254	5.1%
	3,998	6.7%	97.1%	96.6%	0.5%	1,212	1,162	4.3%

Total/Weighted Avg.	36,063	100.0%	96.7%	96.1%	0.6%	$1,659	$1,588	4.6%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
March 31, 2015
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 15	1Q 14	Change	1Q 15	1Q 14	Change	1Q 15	1Q 14	Change
West Region
Orange County, CA	3,757	$20,220	$19,109	5.8%	$5,017	$5,238	-4.2%	$15,203	$13,871	9.6%
San Francisco, CA	2,108	17,780	16,318	9.0%	4,218	4,253	-0.8%	13,562	12,065	12.4%
Seattle, WA	1,727	9,028	8,484	6.4%	2,554	2,462	3.7%	6,474	6,022	7.5%
Los Angeles, CA	1,225	8,354	8,048	3.8%	2,396	2,531	-5.3%	5,958	5,517	8.0%
Monterey Peninsula, CA	1,565	5,772	5,081	13.6%	1,650	1,542	7.0%	4,122	3,539	16.5%
Other Southern CA	875	4,072	3,786	7.6%	1,076	1,150	-6.4%	2,996	2,636	13.7%
Portland, OR	716	2,631	2,441	7.8%	718	683	5.1%	1,913	1,758	8.8%
	11,973	67,857	63,267	7.3%	17,629	17,859	-1.3%	50,228	45,408	10.6%
Mid-Atlantic Region
Metropolitan DC	4,568	25,085	24,627	1.9%	8,156	8,141	0.2%	16,929	16,486	2.7%
Baltimore, MD	2,301	9,893	9,713	1.9%	2,961	2,768	7.0%	6,932	6,945	-0.2%
Richmond, VA	1,358	4,783	4,749	0.7%	1,291	1,221	5.7%	3,492	3,528	-1.0%
Norfolk, VA	846	2,552	2,477	3.0%	909	907	0.2%	1,643	1,570	4.6%
Other Mid-Atlantic	168	482	484	-0.4%	190	177	7.3%	292	307	-4.9%
	9,241	42,795	42,050	1.8%	13,507	13,214	2.2%	29,288	28,836	1.6%
Southeast Region
Tampa, FL	2,775	9,355	8,902	5.1%	3,303	3,124	5.7%	6,052	5,778	4.7%
Orlando, FL	2,796	8,742	8,294	5.4%	2,777	2,621	6.0%	5,965	5,673	5.1%
Nashville, TN	2,260	7,145	6,828	4.6%	2,316	2,056	12.6%	4,829	4,772	1.2%
Other Florida	636	2,587	2,473	4.6%	886	824	7.5%	1,701	1,649	3.2%
	8,467	27,829	26,497	5.0%	9,282	8,625	7.6%	18,547	17,872	3.8%
Northeast Region
New York, NY	1,205	13,138	12,459	5.4%	2,924	2,984	-2.0%	10,214	9,475	7.8%
Boston, MA	1,179	7,754	7,343	5.6%	2,402	2,273	5.7%	5,352	5,070	5.6%
	2,384	20,892	19,802	5.5%	5,326	5,257	1.3%	15,566	14,545	7.0%
Southwest Region
Dallas, TX	2,725	9,223	8,835	4.4%	3,467	3,241	7.0%	5,756	5,594	2.9%
Austin, TX	1,273	4,884	4,632	5.4%	2,104	1,868	12.6%	2,780	2,764	0.6%
	3,998	14,107	13,467	4.8%	5,571	5,109	9.0%	8,536	8,358	2.1%

Totals	36,063	$173,480	$165,083	5.1%	$51,315	$50,064	2.5%	$122,165	$115,019	6.2%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
March 31, 2015
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 15	4Q 14	Change	1Q 15	4Q 14	Change
West Region
Orange County, CA	3,757	96.1%	96.2%	-0.1%	$1,867	$1,834	1.8%
San Francisco, CA	2,108	97.3%	97.0%	0.3%	2,890	2,841	1.7%
Seattle, WA	1,727	97.3%	97.0%	0.3%	1,791	1,757	1.9%
Los Angeles, CA	1,225	95.0%	94.6%	0.4%	2,393	2,358	1.5%
Monterey Peninsula, CA	1,565	97.1%	96.8%	0.3%	1,266	1,252	1.1%
Other Southern CA	875	96.5%	96.5%	0.0%	1,608	1,577	2.0%
Portland, OR	716	98.1%	97.3%	0.8%	1,249	1,237	1.0%
	11,973	96.6%	96.4%	0.2%	1,955	1,923	1.7%
Mid-Atlantic Region
Metropolitan DC	4,568	96.7%	97.0%	-0.3%	1,893	1,870	1.2%
Baltimore, MD	2,301	97.0%	96.5%	0.5%	1,477	1,460	1.2%
Richmond, VA	1,358	95.9%	96.2%	-0.3%	1,224	1,227	-0.2%
Norfolk, VA	846	94.6%	93.8%	0.8%	1,063	1,041	2.1%
Other Mid-Atlantic	168	94.7%	91.4%	3.3%	1,010	1,049	-3.7%
	9,241	96.4%	96.3%	0.1%	1,601	1,585	1.0%
Southeast Region
Tampa, FL	2,775	97.1%	96.9%	0.2%	1,157	1,141	1.4%
Orlando, FL	2,796	96.6%	96.5%	0.1%	1,079	1,063	1.5%
Nashville, TN	2,260	97.1%	97.7%	-0.6%	1,085	1,061	2.3%
Other Florida	636	96.8%	96.9%	-0.1%	1,401	1,394	0.5%
	8,467	96.9%	97.0%	-0.1%	1,130	1,113	1.5%
Northeast Region
New York, NY	1,205	97.9%	98.1%	-0.2%	3,712	3,659	1.4%
Boston, MA	1,179	95.9%	96.1%	-0.2%	2,286	2,267	0.8%
	2,384	96.9%	97.1%	-0.2%	3,014	2,978	1.2%
Southwest Region
Dallas, TX	2,725	97.1%	97.5%	-0.4%	1,162	1,139	2.0%
Austin, TX	1,273	97.0%	97.6%	-0.6%	1,318	1,282	2.8%
	3,998	97.1%	97.5%	-0.4%	1,212	1,185	2.2%

Total/Weighted Avg.	36,063	96.7%	96.7%	0.0%	$1,659	$1,634	1.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
March 31, 2015
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 15	4Q 14	Change	1Q 15	4Q 14	Change	1Q 15	4Q 14	Change
West Region
Orange County, CA	3,757	$20,220	$19,887	1.7%	$5,017	$4,980	0.7%	$15,203	$14,907	2.0%
San Francisco, CA	2,108	17,780	17,425	2.0%	4,218	4,080	3.4%	13,562	13,345	1.6%
Seattle, WA	1,727	9,028	8,829	2.3%	2,554	2,407	6.1%	6,474	6,422	0.8%
Los Angeles, CA	1,225	8,354	8,198	1.9%	2,396	2,398	-0.1%	5,958	5,800	2.7%
Monterey Peninsula, CA	1,565	5,772	5,689	1.5%	1,650	1,642	0.5%	4,122	4,047	1.9%
Other Southern CA	875	4,072	3,996	1.9%	1,076	1,126	-4.4%	2,996	2,870	4.4%
Portland, OR	716	2,631	2,585	1.8%	718	822	-12.7%	1,913	1,763	8.5%
	11,973	67,857	66,609	1.9%	17,629	17,455	1.0%	50,228	49,154	2.2%
Mid-Atlantic Region
Metropolitan DC	4,568	25,085	24,860	0.9%	8,156	7,515	8.5%	16,929	17,345	-2.4%
Baltimore, MD	2,301	9,893	9,726	1.7%	2,961	2,910	1.8%	6,932	6,816	1.7%
Richmond, VA	1,358	4,783	4,810	-0.6%	1,291	1,169	10.4%	3,492	3,641	-4.1%
Norfolk, VA	846	2,552	2,478	3.0%	909	895	1.6%	1,643	1,583	3.8%
Other Mid-Atlantic	168	482	483	-0.2%	190	165	15.2%	292	318	-8.2%
	9,241	42,795	42,357	1.0%	13,507	12,654	6.7%	29,288	29,703	-1.4%
Southeast Region
Tampa, FL	2,775	9,355	9,201	1.7%	3,303	3,165	4.4%	6,052	6,036	0.3%
Orlando, FL	2,796	8,742	8,607	1.6%	2,777	2,822	-1.6%	5,965	5,785	3.1%
Nashville, TN	2,260	7,145	7,027	1.7%	2,316	2,292	1.0%	4,829	4,735	2.0%
Other Florida	636	2,587	2,578	0.3%	886	935	-5.2%	1,701	1,643	3.5%
	8,467	27,829	27,413	1.5%	9,282	9,214	0.7%	18,547	18,199	1.9%
Northeast Region
New York, NY	1,205	13,138	12,976	1.2%	2,924	2,752	6.3%	10,214	10,224	-0.1%
Boston, MA	1,179	7,754	7,707	0.6%	2,402	2,192	9.6%	5,352	5,515	-3.0%
	2,384	20,892	20,683	1.0%	5,326	4,944	7.7%	15,566	15,739	-1.1%
Southwest Region
Dallas, TX	2,725	9,223	9,081	1.6%	3,467	3,352	3.4%	5,756	5,729	0.5%
Austin, TX	1,273	4,884	4,780	2.2%	2,104	1,914	9.9%	2,780	2,866	-3.0%
	3,998	14,107	13,861	1.8%	5,571	5,266	5.8%	8,536	8,595	-0.7%

Total	36,063	$173,480	$170,923	1.5%	$51,315	$49,533	3.6%	$122,165	$121,390	0.6%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
March 31, 2015
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	1Q 2015	1Q 2015	1Q 2015	1Q 2014
West Region
Orange County, CA	6.4%	5.6%	46.2%	51.5%
San Francisco, CA	8.8%	8.2%	41.4%	47.3%
Seattle, WA	6.1%	7.4%	43.7%	38.7%
Los Angeles, CA	5.9%	5.4%	42.7%	41.4%
Monterey Peninsula, CA	9.2%	7.6%	36.0%	41.2%
Other Southern CA	4.9%	4.9%	48.2%	49.6%
Portland, OR	8.1%	9.1%	46.4%	40.2%
			43.5%	45.7%
Mid-Atlantic Region
Metropolitan DC	-1.2%	3.8%	36.7%	36.8%
Baltimore, MD	0.1%	4.1%	36.3%	40.9%
Richmond, VA	-2.6%	4.4%	46.9%	41.8%
Norfolk, VA	-3.2%	4.0%	50.8%	58.5%
Other Mid-Atlantic	1.4%	4.7%	29.0%	41.0%
			39.2%	40.6%
Southeast Region
Tampa, FL	3.8%	5.6%	46.8%	44.3%
Orlando, FL	4.6%	5.8%	43.1%	46.1%
Nashville, TN	3.0%	4.8%	47.2%	51.1%
Other Florida	6.3%	4.5%	30.6%	40.2%
			44.4%	46.4%
Northeast Region
New York, NY	6.5%	6.2%	30.9%	34.6%
Boston, MA	2.7%	5.4%	35.8%	33.4%
			33.3%	34.0%
Southwest Region
Dallas, TX	6.8%	5.0%	47.8%	48.5%
Austin, TX	2.4%	4.3%	40.1%	43.6%
			45.3%	47.0%

Total/Weighted Avg.	4.2%	5.7%	42.1%	43.9%

Percentage of Total Repriced Homes	49.4%	50.6%

	1Q 2015	1Q 2014
Total Combined New and Renewal Lease Rate Growth	4.9%	2.9%

(1) See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.
Development Summary (1) (2)
March 31, 2015
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
100 Pier 4	Boston, MA	369	108	$196,653	$217,700	$590	(3)	$—	4Q12	1Q15	2Q15	31.4%	8.1%
Total		369	108	$196,653	$217,700	$590		$—

Completed Projects, Non-Stabilized

DelRay Tower (4)	Alexandria, VA	332	332	$124,936	$132,000	$398		$—	3Q11	3Q14	4Q14	69.9%	65.4%
Beach & Ocean	Huntington Beach, CA	173	173	51,849	51,900	300		—	3Q12	4Q14	4Q14	90.8%	85.0%

Total - Wholly Owned		874	613	$373,438	$401,600	$459		$—

Net Operating Income From Wholly-Owned Projects									Capitalized Interest for Current Development Projects
		1Q 2015									1Q 15	1Q 14
Projects Under Construction		$(163)									$1,578	$1,874
Completed, Non-Stabilized		618
Total		$455

Unconsolidated Joint Ventures and Partnerships
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (5)	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$177,416	$317,700	(6)	$13,047	1Q14	1Q16	3Q16	—	—
Residences at 2801 Kelvin	Irvine, CA	50%	381	—	49,555	125,000		—	3Q14	3Q16	1Q17	—	—
3033 Wilshire	Los Angeles, CA	50%	190	—	26,612	107,000	(7)	—	4Q14	4Q16	1Q17	—	—
Domain Mountain View	Mountain View, CA	50%	155	—	19,848	99,000	(8)	—	1Q15	1Q17	2Q17	—	—
Total			1,173	—	$273,431	$648,700		$13,047

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	$—	$—		$—	N/A	N/A	N/A	—	—
Total - Unconsolidated Joint Ventures and Partnerships			1,173	—	$273,431	$648,700		$13,047

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:					150-200 bps

Participating Loan Investment
			# of	Compl.	Cost to	Budgeted		Loan	Loan
Community	Location		Homes	Homes	Date (9)	Cost		Commitment	Balance (10)	Leased	Occupied
Steele Creek (9)	Denver, CO		218	—	$95,587	$108,245		$92,009	$75,647	21.6%	—
Total			218	—	$95,587	$108,245		$92,009	$75,647

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment.
(3) Includes 11,000 square feet of retail space.
(4) Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(5) Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(6) Includes 3,800 square feet of retail space.
(7) Includes 5,500 square feet of retail space.
(8) Includes 4,500 square feet of retail space.
(9) Includes 17,000 square feet of retail space. Refer to Attachment 12 for terms of our participating loan investment.
(10) Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded plus interest accrued at 6.5% prior to the period end.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
March 31, 2015
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

View 34	New York, NY	739	708	707	$88,072	$98,000	$138	3Q11	3Q11	2Q15	1Q16	97.4%	96.1%
2000 Post	San Francisco, CA	328	(4)	(4)	2,310	15,000	(4)	4Q98	1Q15	1Q16	1Q17	97.9%	95.4%
Total		1,067	708	707	$90,382	$113,000	$138

Completed Redevelopments, Non-Stabilized

N/A	N/A	—	—	—	$—	$—	$—	N/A	N/A	N/A	N/A	—	—
Total - Wholly Owned		1,067	708	707	$90,382	$113,000	$138

							Capitalized Interest for Current Redevelopment Projects

										1Q 15	1Q 14
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%								$95	$407

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4) 2000 Post redevelopment project will not impact the individual homes. The project includes renovation of building exteriors, corridors, and common area amenities.

Attachment 11

UDR, Inc.
Land Summary (1)
March 31, 2015
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$5,772	$5,772	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,721	13,721	Complete		In Process
Pacific City	Huntington Beach, CA	100%	89,015	89,015	Complete	In Process
Graybar	Boston, MA	100%	34,269	34,269	Complete	In Process
Total			$142,777	$142,777

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95%	$12,527	$11,901	In Process
2919 Wilshire	Santa Monica, CA	95%	8,266	7,853	In Process
Total			$20,793	$19,754

			Real Estate	UDR Pro-Rata
			Cost Basis (4)	Cost Basis (4)
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I - 3 parcels (5)	Various	5%	$70,438	$3,462	In Process		In Process
UDR/MetLife Land - 8 parcels (6)	Various	50%	84,689	42,361	Complete	In Process	In Process
Total			$155,127	$45,823

Total			$318,697	$208,354

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
       Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) Cost basis includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(5) Parcels are located in Bellevue, WA; Los Angeles, CA; and Dublin, CA.
(6) Includes 6 parcels in Addison, TX and 2 parcels in Los Angeles, CA.

Attachment 12

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
March 31, 2015
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR's Share	Total
Joint Venture and Partnerships	Type	Parcels	Homes (9)	Interest	1Q 15	1Q 15 (1)	1Q 2015	1Q 2015 (2)
UDR / MetLife
Operating communities	Various	23	5,381	50%	95.9%	$2,872	$15,799	$31,598
Stabilized, Non-Mature	Various	2	655	(3)	92.9%	2,073	1,148	2,271
Development communities	Various	4	—	(4)	—	—	(8)	(17)
Land parcels		11	TBD	(5)	—	—	(23)	(104)
UDR / KFH	High-rise	3	660	30%	95.0%	2,576	1,038	3,459
Total/Weighted Average		43	6,696		95.5%	$2,774	$17,954	$37,207

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR's Equity		Weighted Avg.	Debt	Returns (8)
Joint Venture and Partnerships	Estate Assets (6)	Project Debt (6)	Investment (7)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife
Operating communities	$2,347,612	$1,217,120	$447,372		4.4%	Various
Stabilized, Non-Mature	182,367	119,510	28,262		2.9%	Various
Development communities	285,730	13,047	135,125		2.1%	2018
Land parcels	174,729	—	62,226		N/A	N/A
UDR / KFH	283,752	165,209	20,469		3.4%	Various
Total/Weighted Average	$3,274,190	$1,514,886	$693,454		4.1%		5.9%	7.8%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	1Q 2015 vs. 1Q 2014 Growth				1Q 2015 vs. 4Q 2014 Growth
Joint Venture	Communities (6)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	4.4%	-0.2%	6.6%		0.0%	2.7%	-1.1%
UDR / KFH	3	-0.6%	2.4%	-1.8%		-2.3%	3.0%	-4.2%
Total/Average	26	3.9%	0.0%	5.7%		-0.2%	2.7%	-1.5%

				NOI				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				6.0%				-1.7%

Participating Loan Investment						Income from
						Participating
		Interest	Years to			Loan Investment	Upside
	UDR's Investment	Rate	Maturity			1Q 2015	Participation
Steele Creek (10)	$75,647	6.5%	2.3			$1,154	50%

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended March 31, 2015.
(3) Includes Fiori on Vitruvian Park® of which UDR owns 50.0% and 13th & Market of which UDR owns 51.0%.
(4) Includes 399 Fremont of which UDR owns 51.0%, Residences at 2801 Kelvin of which UDR owns 50.1%, 3033 Wilshire of which UDR owns 50.0% and Domain Mountain View of which UDR owns 50.1%.
(5) See summary of unconsolidated land parcels on Attachment 11.
(6) Joint ventures and partnerships represented at 100 percent.
(7) Excludes deferred gains and fees of $5.6M, which is netted in "Investments in and advances to unconsolidated joint ventures, net" on Attachment 3.
(8) Excludes non-stabilized developments.
(9) Includes homes completed for the period ended March 31, 2015.
(10) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary
March 31, 2015
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Acquisitions - Wholly-Owned

Feb-15	1745 Shea Center I (2)	Highlands Ranch, CO	0%	100%	$24,059	$24,059	—	$—
					$24,059	$24,059	—	$—

Acquisitions - Wholly-Owned Land

None

Acquisitions - Joint Ventures

None

Acquisitions - Joint Ventures - Land

None

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Dispositions - Wholly-Owned

None

Dispositions - Joint Ventures

Jan-15	Texas JV - 8 operating communities	Various	20%	0%	$400,300	$219,588	3,359	$119
					$400,300	$219,588	3,359	$119

Dispositions - Wholly-Owned Land

None

Dispositions - Joint Ventures Land

None

(1) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(2) Includes approximately 120,000 square feet of office space, which is 37% occupied by UDR's corporate headquarters.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
March 31, 2015
(Dollars in Thousands)
(Unaudited)

		Three Months
	Weighted Avg.	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	March 31, 2015	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		39,343
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$2,724	$69
Building exteriors	5 - 20	1,776	45
Landscaping and grounds	10	515	13
Total asset preservation		5,015	127
Turnover related	5	2,228	57
Total Recurring Cap Ex		7,243	184
Revenue Enhancing Cap Ex (5)
Kitchen & Bath		1,727	44
Revenue Enhancing		4,579	116
Total Revenue Enhancing Cap Ex	5 - 20	6,306	160

Total		$13,549	$344

		Three Months
		Ended	Cost
Category (Expensed)		March 31, 2015	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		39,343
Contract services		$4,179	$106
Turnover related expenses		903	23
Other Repair and Maintenance
Building interiors		1,399	36
Building exteriors		359	9
Landscaping and grounds		471	12
Total		$7,311	$186

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the three months ended March 31, 2015.
(3) Excludes redevelopment capital.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2015 Guidance (1)
March 31, 2015
(Unaudited)

FFO and AFFO per Share Guidance
	2Q 2015	Full Year 2015
FFO per common share, diluted	$0.39 to $0.41	$1.63 to $1.67
FFO As Adjusted per common share, diluted	$0.39 to $0.41	$1.61 to $1.65
Adjusted Funds from Operations ("AFFO") per common share, diluted	$0.34 to $0.36	$1.44 to $1.48
Annualized dividend per share		$1.11

Same-Store Guidance		Full Year 2015
Revenue growth		4.25% to 4.75%
Expense growth		2.50% to 3.00%
NOI growth		4.75% to 5.75%
Physical occupancy		96.5%
Same-Store homes		36,063

Sources of Funds ($ in millions)		Full Year 2015
Sales Proceeds and Debt and Equity Issuances		$750 to $900
Construction Loan Proceeds		$120 to $140

Uses of Funds ($ in millions)		Full Year 2015
Debt maturities (weighted average interest rate of 5.5%)		$516
Development and redevelopment spending		$325 to $375
Acquisitions		$150 to $250

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2015
Interest		($120) to ($125)
General and administrative, gross (2)		($51) to ($53)
Tax benefit for TRS		$3 to $5
Total joint venture FFO, Including fee income		$58 to $63
Non-recurring items:
Disposition-related FFO		$10
Acquisition-related costs		$0.20 to $1.0
Long-term incentive plan transition costs		$3 to $4
Average stabilized homes		40,000
Recurring capital expenditures per home		$1,150
Revenue enhancing capital expenditures		$15 to $20
Kitchen & Bath capital expenditures		$5 to $10
One-time infrastructure repair		$5 to $7

(1) See Attachment 16 for definitions and other terms.
(2) Includes an estimated $14.5 million of long-term incentive plan compensation expense, including $3.5 million related to program transition expense.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
March 31, 2015
(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO"):  The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations:  Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented.  This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the period ended March 31, 2014, and the reclassification of the assets and liabilities within the Consolidated Balance Sheet as of December 31, 2014.

During the twelve months ended December 31, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	1Q 2015	1Q 2014
Rental income	$—	$48
Rental expenses	—	125
Property management	—	1
Real estate depreciation	—	—
Other operating expenses	—	9
Non-property (income)/expense	—	—
Total expenses	—	135
Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	—	(87)
Net gain on the sale of depreciable property, net of tax	—	—
Income tax benefit/(expense)	—	—
Income/(loss) from discontinued operations, net of tax	$—	$(87)

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted:  The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
March 31, 2015
(Unaudited)

Funds From Operations ("FFO"):  The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and is comparable to FFO, diluted in Attachment 2. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest

In thousands		1Q 2015
Income/(loss) from unconsolidated entities		$59,159
Management fee		981
Interest expense		7,784
Depreciation		9,850
General and administrative		182
Other income/expense		(929)
Gain on sale		(59,073)
Total Joint Venture NOI at UDR's Pro-Rata Ownership Interest		$17,954

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	1Q 2015	4Q 2014	3Q 2014	2Q 2014	1Q 2014
Net income/(loss) attributable to UDR, Inc.	$73,822	$65,417	$40,549	$30,007	$18,361
Property management	5,694	5,668	5,598	5,527	5,345
Other operating expenses	1,766	2,174	2,009	2,162	1,926
Real estate depreciation and amortization	88,777	91,406	89,339	88,876	88,533
Interest expense	28,800	32,792	33,087	31,691	32,884
Casualty-related (recoveries)/charges, net	996	41	—	—	500
General and administrative	12,152	11,722	11,554	12,530	11,994
Tax provision/(benefit), net (includes valuation adjustment)	(425)	(7,087)	(2,492)	(2,190)	(3,329)
Income/(loss) from unconsolidated entities	(59,159)	2,074	939	428	3,565
Interest and other income, net	(360)	44	(9,061)	(1,426)	(1,415)
Joint venture management and other fees	(12,706)	(3,445)	(3,165)	(2,747)	(3,687)
Other depreciation and amortization	1,623	2,117	1,385	1,193	1,080
(Income)/loss from discontinued operations, net of tax	—	—	(79)	(18)	87
(Gain)/loss on sale of real estate owned, net of tax	—	(62,267)	(31,302)	(26,709)	(24,294)
Net income/(loss) attributable to noncontrolling interests	2,595	2,335	1,443	1,079	651
Total consolidated NOI	$143,575	$142,991	$139,804	$140,403	$132,201

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
March 31, 2015
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
March 31, 2015
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2015 and second quarter of 2015 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2015
	Low	High
Forecasted earnings per diluted share	$0.23	$0.28
Conversion from GAAP share count	(0.07)	(0.08)
Depreciation	1.47	1.47
Noncontrolling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01
Forecasted FFO per diluted share	$1.63	$1.67
Disposition-related FFO	(0.04)	(0.04)
Long-term incentive plan transition costs	0.01	0.01
Acquisition-related and other costs	0.01	0.01
Forecasted FFO as Adjusted per diluted share	$1.61	$1.65
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share	$1.44	$1.48

	2Q 2015
	Low	High
Forecasted earnings per diluted share	$0.04	$0.06
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.37	0.37
Noncontrolling Interests	—	—
Preferred Dividends	—	—
Forecasted FFO per diluted share	$0.39	$0.41
Disposition-related FFO	—	—
Long-term incentive plan transition costs	—	—
Acquisition-related and other costs	—	—
Forecasted FFO as Adjusted per diluted share	$0.39	$0.41
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share	$0.34	$0.36

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